MASTER ADMINISTRATIVE SERVICES AGREEMENT

         This Administrative Services Agreement is made as of this 2nd day of January, 2002 between the Evergreen Trusts listed on SCHEDULE A, each a Delaware business trust (herein called individually the "Trust" and together the "Trusts"), and Evergreen Investment Services, Inc., a Delaware corporation (herein called "EIS").


                              W I T N E S S E T H:

         WHEREAS, each Trust is a Delaware business trust consisting of one or more series which operates as an open-end management investment company and is so registered under the Investment Company Act of 1940; and

         WHEREAS, each Trust desires to retain EIS as its Administrator to provide it with administrative services and EIS is willing to render such services.

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows:

1. APPOINTMENT OF ADMINISTRATOR. Each Trust hereby appoints EIS as Administrator of the Trust and each of its series listed on SCHEDULE A attached hereto on the terms and conditions set forth in this Agreement; and EIS hereby accepts such appointment and agrees to perform the services and duties set forth in Section 2 of this Agreement in consideration of the compensation provided for in Section 4 hereof.

2. SERVICES AND DUTIES. As Administrator, and subject to the supervision and control of the Trustees of each Trust, EIS will hereafter provide facilities, equipment and personnel to carry out the following administrative services for operation of the business and affairs of each Trust and each of its series:

         (a) Prepare, file and maintain each Trust's governing documents, including the Declaration of Trust (which has previously been prepared and filed), the By laws, minutes of meetings of Trustees and shareholders, and proxy statements for meetings of shareholders;

         (b) Prepare and file with the Securities and Exchange Commission and the appropriate state securities authorities the registration statements for each Trust and each Trust's shares and all amendments thereto, reports to regulatory authorities and shareholders, prospectuses, proxy statements, and such other documents as may be necessary or convenient to enable the Trust to make a continuous offering of its shares;

         (c) Prepare, negotiate and administer contracts on behalf of each Trust with, among others, each Trust's distributor, and custodian and transfer agent;

         (d) Supervise each Trust's fund accounting agent in the maintenance of each Trust's general ledger and in the preparation of each Trust's financial statements, including oversight of expense accruals and payments and the determination of the net asset value of each Trust's assets and of each Trust's shares, and of the declaration and payment of dividends and other distributions to shareholders;

         (e) Calculate performance data of each Trust for dissemination to information services covering the investment company industry;

         (f)  Prepare and file each Trust's tax returns;

         (g) Examine and review the operations of each Trust's custodian and transfer agent:

         (h) Coordinate the layout and printing of publicly disseminated prospectuses and reports;

         (i)  Prepare various shareholder reports;

         (j) Assist with the design, development and operation of new series of each Trust;


         (k)  Coordinate shareholder meetings;

         (l)  Provide general compliance services; and

         (m) Advise each Trust and its Trustees on matters concerning the Trust and its affairs.

         The foregoing, along with any additional services that EIS shall agree in writing to perform for each Trust hereunder, shall hereafter be referred to as "Administrative Services." Administrative Services shall not include any duties, functions, or services to be performed for each Trust by such Trust's investment adviser, distributor, custodian or transfer agent pursuant to their agreements with such Trust.

3. EXPENSES. EIS shall be responsible for expenses incurred in providing office space, equipment and personnel as may be necessary or convenient to provide the Administrative Services to each Trust. Each Trust shall be responsible for all other expenses incurred by EIS on behalf of such Trust, including without limitation postage and courier expenses, printing expenses, registration fees, filing fees, fees of outside counsel and independent auditors, insurance premiums, fees payable to Trustees who are not EIS employees, and trade association dues.

4. COMPENSATION. As compensation for the Administrative Services provided to the Trusts with respect to their series, the Trusts hereby agree to pay and EIS hereby agrees to accept as full compensation for its services rendered hereunder an administrative fee, calculated daily and payable monthly, at an annual rate determined in accordance with SCHEDULE B attached hereto.

5. RESPONSIBILITY OF ADMINISTRATOR. EIS shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Trust in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. EIS shall be entitled to rely on and may act upon advice of counsel (who may be counsel for the Trusts) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Any person, even though also an officer, director, partner, employee or agent of EIS, who may be or become an officer, trustee, employee or agent of the Trusts, shall be deemed, when rendering services to the Trusts or acting on any business of the Trusts (other than services or business in connection with the duties of EIS hereunder) to be rendering such services to or acting solely for the Trusts and not as an officer, director, partner, employee or agent or one under the control or direction of EIS even though paid by EIS.

6.       DURATION AND TERMINATION.

         (a) This Agreement shall be in effect until December 31, 2002, and shall continue in effect from year to year thereafter, provided it is approved, at least annually, by a vote of a majority of Trustees of the Trusts including a majority of the disinterested Trustees.

         (b) This Agreement may be terminated at any time, without payment of any penalty, on sixty (60) day's prior written notice by a vote of a majority of any Trust's Trustees or by EIS.


7. AMENDMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which an enforcement of the change, waiver, discharge or termination is sought.


8. NOTICES. Notices of any kind to be given to any Trust hereunder by EIS shall be in writing and shall be duly given if delivered to such Trust at: 200 Berkeley Street, Boston, MA 02116, Attention: Secretary. Notices of any kind to be given to EIS hereunder by any Trust shall be in writing and shall be duly given if delivered to EIS at 200 Berkeley Street, Boston, Massachusetts 02116.
Attention: Chief Administrative Officer.

9. LIMITATION OF LIABILITY. EIS is hereby expressly put on notice of the limitation of liability as set forth in each Trust's Declaration of Trust and agrees that the obligations pursuant to this Agreement of a particular series and of each Trust with respect to that particular series be limited solely to the assets of that particular series, and EIS shall not seek satisfaction of any such obligation from the assets of any other series, the shareholders of any series, the Trustees, officers, employees or agents of the Trust, or any of them.

10. MISCELLANEOUS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. Subject to the provisions of Section 5 hereof, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Delaware law; provided, however, that nothing herein shall be construed in a manner inconsistent with the Investment Company Act of 1940 or any rule or regulation promulgated by the Securities and Exchange Commission thereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Master Administrative Services Agreement to be executed by their officers designated below as of the day and year first above written.


EVERGREEN  EQUITY TRUST
EVERGREEN  FIXED INCOME TRUST
EVERGREEN  MUNICIPAL TRUST
EVERGREEN  INTERNATIONAL  TRUST
EVERGREEN  MONEY MARKET TRUST
EVERGREEN  SELECT EQUITY TRUST
EVERGREEN  SELECT FIXED INCOME TRUST
EVERGREEN  SELECT MONEY MARKET TRUST
EVERGREEN VARIABLE ANNUITY TRUST



By:  /s/ Michael H. Koonce
    __________________________
Name:  Michael H. Koonce
Title:  Secretary



EVERGREEN INVESTMENT SERVICES, INC.



By:  /s/ Carol A. Kosel
    __________________________
Name:  Carol A. Kosel
Title:  Senior Vice President

                                   SCHEDULE A
                             (As of January 2, 2002)


                       EVERGREEN SELECT FIXED INCOME TRUST

                         Evergreen Adjustable Rate Fund
                            Evergreen Core Bond Fund
                           Evergreen Fixed Income Fund
                         Evergreen Fixed Income Fund II
                      Evergreen Select High Yield Bond Fund
                           Evergreen Income Plus Fund
                 Evergreen Intermediate Term Municipal Bond Fund
                        Evergreen International Bond Fund
                         Evergreen Limited Duration Fund

                          EVERGREEN SELECT EQUITY TRUST

                         Evergreen Select Balanced Fund
                           Evergreen Core Equity Fund
                           Evergreen Equity Index Fund
                          Evergreen Secular Growth Fund
                     Evergreen Select Small Cap Growth Fund
                          Evergreen Special Equity Fund
                         Evergreen Strategic Value Fund

                       EVERGREEN SELECT MONEY MARKET TRUST

                    Evergreen Institutional Money Market Fund
               Evergreen Institutional Municipal Money Market Fund
               Evergreen Institutional Treasury Money Market Fund
             Evergreen Institutional 100% Treasury Money Market Fund
            Evergreen Institutional U.S. Government Money Market Fund
                   Evergreen Cash Management Money Market Fund
              Evergreen Cash Management Municipal Money Market Fund
              Evergreen Cash Management Treasury Money Market Fund
                                    SNAP Fund

                            EVERGREEN MUNICIPAL TRUST

                           State Municipal Bond Funds
                    Evergreen Connecticut Municipal Bond Fund
                    Evergreen New Jersey Municipal Bond Fund
                   Evergreen Pennsylvania Municipal Bond Fund

                       Southern State Municipal Bond Funds
                Evergreen Florida High Income Municipal Bond Fund
                      Evergreen Florida Municipal Bond Fund
                      Evergreen Georgia Municipal Bond Fund
                     Evergreen Maryland Municipal Bond Fund
                  Evergreen North Carolina Municipal Bond Fund
                  Evergreen South Carolina Municipal Bond Fund
                     Evergreen Virginia Municipal Bond Fund

                          National Municipal Bond Funds
                    Evergreen High Grade Municipal Bond Fund
                          Evergreen Municipal Bond Fund
                Evergreen Short-Intermediate Municipal Bond Fund
                    Evergreen High Income Municipal Bond Fund

                             EVERGREEN EQUITY TRUST
                                       >
                                 Balanced Funds
                             Evergreen Balanced Fund
                            Evergreen Foundation Fund
                     Evergreen Tax Strategic Foundation Fund
                             Growth and Income Funds
                            Evergreen Blue Chip Fund
                        Evergreen Growth and Income Fund
                          Evergreen Equity Income Fund
                         Evergreen Small Cap Value Fund
                              Evergreen Value Fund
                              Domestic Growth Funds
                        Evergreen Aggressive Growth Fund
                          Evergreen Capital Growth Fund
                                 Evergreen Fund
                              Evergreen Growth Fund
                             Evergreen Masters Fund
                              Evergreen Omega Fund
                       Evergreen Small Company Growth Fund
                          Evergreen Stock Selector Fund
                       Evergreen Large Company Growth Fund
                            Evergreen Premier 20 Fund
                       Evergreen Tax Strategic Equity Fund
                                  Sector Funds
                           Evergreen Health Care Fund
                            Evergreen Technology Fund
                  Evergreen Utility and Telecommunications Fund

                          EVERGREEN FIXED INCOME TRUST

                      Intermediate and Long Term Bond Funds
                         Evergreen Diversified Bond Fund
                         Evergreen High Yield Bond Fund
                          Evergreen Quality Income Fund
                         Evergreen Strategic Income Fund
                         Evergreen U.S. Government Fund

                     Short and Intermediate Term Bond Funds
                      Evergreen Intermediate Term Bond Fund
                      Evergreen Short-Duration Income Fund

                          EVERGREEN INTERNATIONAL TRUST

                     Evergreen Emerging Markets Growth Fund
                          Evergreen Global Leaders Fund
                       Evergreen Global Opportunities Fund
                       Evergreen International Growth Fund
                          Evergreen Latin America Fund
                         Evergreen Precious Metals Fund

                          EVERGREEN MONEY MARKET TRUST

                Evergreen California Municipal Money Market Fund
                  Evergreen Florida Municipal Money Market Fund
                           Evergreen Money Market Fund
                      Evergreen Municipal Money Market Fund
                Evergreen New Jersey Municipal Money Market Fund
                 Evergreen New York Municipal Money Market Fund
               Evergreen Pennsylvania Municipal Money Market Fund
                      Evergreen Treasury Money Market Fund
                   Evergreen U.S. Government Money Market Fund

                        EVERGREEN VARIABLE ANNUITY TRUST

                           Evergreen VA Blue Chip Fund
                           Evergreen VA Capital Growth
                         Evergreen VA Equity Index Fund
                          Evergreen VA Foundation Fund
                                Evergreen VA Fund
                        Evergreen VA Global Leaders Fund
                       Evergreen VA Growth and Income Fund
                            Evergreen VA Growth Fund
                          Evergreen VA High Income Fund
                     Evergreen VA International Growth Fund
                            Evergreen VA Masters Fund
                             Evergreen VA Omega Fund
                        Evergreen VA Small Cap Value Fund
                        Evergreen VA Special Equity Fund
                       Evergreen VA Strategic Income Fund

                                   SCHEDULE B
                             (As of January 2, 2002)

FEE SCHEDULE FOR THE FOLLOWING FLUCTUATING FUNDS (the " Fluctuating Funds")*:


EVERGREEN SELECT FIXED INCOME TRUST

Evergreen Adjustable Rate Fund
Evergreen Core Bond Fund
Evergreen Fixed Income Fund
Evergreen Fixed Income Fund II
Evergreen Select High Yield Bond Fund
Evergreen Income Plus Fund
Evergreen Intermediate Term Municipal Bond Fund
Evergreen International Bond Fund
Evergreen Limited Duration Fund

EVERGREEN SELECT EQUITY TRUST

Evergreen Select Balanced Fund
Evergreen Core Equity Fund
Evergreen Equity Index Fund
Evergreen Secular Growth Fund
Evergreen Select Small Cap Growth Fund
Evergreen Special Equity Fund
Evergreen Strategic Value Fund

EVERGREEN MUNICIPAL TRUST

State Municipal Bond Funds
Evergreen Connecticut Municipal Bond Fund
Evergreen New Jersey Municipal Bond Fund
Evergreen Pennsylvania Municipal Bond Fund

Southern State Municipal Bond Funds
Evergreen Florida High Income Municipal Bond Fund
Evergreen Florida Municipal Bond Fund
Evergreen Georgia Municipal Bond Fund
Evergreen Maryland Municipal Bond Fund
Evergreen North Carolina Municipal Bond Fund
Evergreen South Carolina Municipal Bond Fund
Evergreen Virginia Municipal Bond Fund

National Municipal Bond Funds
Evergreen High Grade Municipal Bond Fund
Evergreen Municipal Bond Fund
Evergreen Short-Intermediate Municipal Bond Fund
Evergreen High Income Municipal Bond Fund

EVERGREEN EQUITY TRUST

Balanced Funds
Evergreen Balanced Fund
Evergreen Foundation Fund
Evergreen Tax Strategic Foundation Fund

Growth and Income Funds
Evergreen Blue Chip Fund
Evergreen Growth and Income Fund
Evergreen Equity Income Fund
Evergreen Small Cap Value Fund
Evergreen Value Fund

Domestic Growth Funds
Evergreen  Aggressive Growth Fund
Evergreen Capital Growth Fund
Evergreen Fund
Evergreen Growth Fund
Evergreen Masters Fund
Evergreen Omega Fund
Evergreen Small Company Growth Fund
Evergreen Stock Selector Fund
Evergreen Large Company Growth Fund
Evergreen  Premier 20 Fund
Evergreen Tax Strategic Equity Fund

Sector Funds
Evergreen Health Care Fund
Evergreen Technology Fund
Evergreen Utility and Telecommunications Fund

EVERGREEN FIXED INCOME TRUST

Intermediate and Long Term Bond Funds
Evergreen Diversified Bond Fund
Evergreen High Yield Bond Fund
Evergreen Quality Income Fund
Evergreen Strategic Income Fund
Evergreen U.S. Government Fund

Short and Intermediate Term Bond Funds
Evergreen Intermediate Term Bond Fund
Evergreen Short-Duration Income Fund


EVERGREEN INTERNATIONAL TRUST

Evergreen Emerging Markets Growth Fund
Evergreen Global Leaders Fund
Evergreen Global Opportunities Fund
Evergreen International Growth Fund
Evergreen Latin America Fund
Evergreen Precious Metals Fund


EVERGREEN VARIABLE ANNUITY TRUST

Evergreen  VA Blue Chip Fund
Evergreen  VA Capital  Growth  Fund
Evergreen VA Equity Index Fund
Evergreen VA Foundation  Fund
Evergreen VA Fund
Evergreen VA Global Leaders  Fund
Evergreen  VA Growth and Income  Fund
Evergreen  VA Growth  Fund
Evergreen VA High Income Fund
Evergreen VA  International  Growth Fund
Evergreen VA Masters Fund
Evergreen VA Omega Fund
Evergreen VA Small Cap Value Fund
Evergreen VA Special  Equity Fund
Evergreen VA Strategic Income Fund

- 0.100% on first $50  billion  in  Fluctuating  Fund assets;
- 0.090%  on next $25  billion;
- 0.080% on  next $25  billion;
- 0.075% on next $25  billion;
- 0.050% on assets over $125 billion;

   * Minimum fee of $50,000 which will be waived to the extent that it causes any Fund to exceed a contractual expense cap.

                                   SCHEDULE B
                             (as of January 2, 2002)

 FEE SCHEDULE FOR THE FOLLOWING MONEY MARKET FUNDS (the "Money Market Funds")*:

EVERGREEN SELECT MONEY MARKET TRUST

Evergreen  Institutional  Money Market Fund
Evergreen  Institutional  Municipal Money Market Fund
Evergreen  Institutional  Treasury Money Market Fund
Evergreen  Institutional  100%  Treasury  Money Market Fund
Evergreen  Institutional  U.S. Government  Money  Market  Fund
Evergreen  Cash  Management  Money  Market Fund
Evergreen Cash Management  Municipal Money Market Fund
SNAP Fund**


EVERGREEN MONEY MARKET TRUST

Evergreen California Municipal Money Market Fund
Evergreen Florida Municipal Money Market Fund
Evergreen Money Market Fund
Evergreen Municipal Money Market Fund
Evergreen New Jersey Municipal Money Market Fund
Evergreen New York Municipal Money Market Fund
Evergreen Pennsylvania Municipal Money Market Fund
Evergreen Treasury Money Market Fund
Evergreen U.S. Government Money Market Fund

- 0.060% on first $60 billion in Money Market assets;
- 0.055%  on next $40  billion;
- 0.050% on next $25 billion;
- 0.040% on assets over $125 billion;

  * Minimum fee of $50,000 which will be waived to the extent that it causes any Fund to exceed a contractual expense cap.

  ** SNAP Fund does not pay an administrative services  fee.